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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3 - File No. 333-66090 and Form S-4 - File No. 333-64842.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 20, 2002